EXHIBIT 10.4

LAND TITLE ACT
FORM B
(Section 719.1)
Province of British Columbia
MORTGAGE - PART      (This area for Land Title Office use)     Page 1 of 4 pages
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1.   APPLICATION:  (Name,  address,  phone number and  signature  of  applicant, applicant's solicitor or agent)
     GRAHAM A. PORTEOUS,  of WEBSTER HUDSON & AKERLY
     Barristers and Solicitors
     1600 - 1075 West Georgia Street
     Vancouver, British Columbia, V6E 3C9 (Tel: 682-3488)  ---------------------
     File No. 40002 107                                     Graham A. Porteous,
                                                           Applicant's Solicitor
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2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:*
     (PID)                                       (LEGAL DESCRIPTION)

     SEE SCHEDULE
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3.   BORROWER(S)  [MORTGAGOR(S)]:  (including  partial  address(es)  and  postal code(s)):*

     GLOBAL GROWTH MANAGEMENT INC. (Inc. No. 411712), having its registered and records offices at Suite 1088 - 650 West Georgia Street, P. O. Box 11586, Vancouver Centre, Vancouver, British Columbia V6B 4N8
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4.   LENDER(S)   [MORTGAGOR(S)]:   (including  partial  address(es)  and  postal
     code(s)):*

     NORTH SHORE CREDIT UNION (FI18), a credit union having a branch office and postal address at 1567 Marine Drive, West Vancouver, British Columbia V7V 1H9
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5.   PAYMENT PROVISION(S):**

(a)  Payment Amount:               (b)  Interest Rate:           (c) Interest Adjustment       Y         M         D
     $1250,000.00                       9.60% per annum              Date:                    2000      05        05
---------------------------------------------------------------------------------------------------------------------
(d)  Interest Calculation Period:  (e)  Payment Date:            (f) First Payment Date:
     Semi-Annually,                     5th day of each and                                   2000      06        05
     Not in Advance                     every month
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(g)  Amount of each periodic       (h)  Interest Act (Canada)    (i) Last Payment Date:
     payment:                           Statement:                                            2000      05        05
     $10,847.00                         The equivalent rate of
                                        interest calculated half yearly
                                        not in advance is 9.60%
                                        per annum.
---------------------------------------------------------------------------------------------------------------------
(j)  Assignment of Rents which the (k)  Place of Payment:        (l) Balance Due Date:
     applicant wants registered?        POSTAL ADDRESS SET                                    2000      05        05
     YES [X]     NO [ ]                 OUT IN ITEM 4
     If YES, page and paragraph
     number: Pages: 14 to 16
             Paragraph: 40
     D.F.MT 900472
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*    If space insufficient, enter "SEE SCHEDULE" and attach Schedule in Form E.
**   If space in any box insufficient, enter "SEE SCHEDULE" and attach Schedule in Form E.

MORTGAGE - PART 1                                                         Page 2
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6.   MORTGAGE contains floating         7.   MORTGAGE secures a current or
     charge on land?                         running account?
     YES  [ ]   NO [X}                       YES  [ ]   NO [X}
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8.   INTEREST MORTGAGED:
     Freehold            [X]
     Other (specify)     [ ]
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9.   MORTGAGE TERMS:
     Part 2 of this mortgage consists of (select one only):
     (a)  Prescribed Standard Mortgage terms  [ ]
     (b)  Filed Standard Mortgage Terms       [X]   D.F. Number:  MT900472
     (C)  eXPRESS mORTGAGE tERMS              [ ]  (annexed to this mortgage as
                                                    Part 2)

     A selection of (a) or (b) includes any additional or modified items referred to in Item 10 or in a schedule annexed to this mortgage.
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10.  ADDITIONAL OR MODIFIED TERMS:*
     SEE SCHEDULE
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11.  PRIOR ENCUMBRANCES PERMITTED BY LENDER:*
     Easement and Indemnity Agreement 265151M, Covenants GC98965 & GC98970, Restrictive Covenant GC98971. Statutory Right of Way GC98974, Covenants BG40226 & BG402433, Easement and Indemnity Agreement BJ47965 and Statutory Right of Way BM4145
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12.  EXECUTION(S):**  This mortgage charges the Borrower's  interest in the land mortgaged as security for payment of all money due and performance of all obligations in accordance with the mortgage terms referred to in Item 9 and the Borrower(s) and every other signatory agree(s) to be bound by, and acknowledge(s) receipt of a true copy of, those terms.

                            Execution Date
                         --------------------
Officer Signature(s)     Y       M        D   Borrower(s) Signature(s)
                         2000    04       28
                                              GLOBAL GROWTH
/s/ Anthony H.S. Knight                       MANAGEMENT INC.
-----------------------                       by its authorized signatory(ies):
Anthony H.S. Knight
Barrister & Solicitor                         /s/ Mark Holman
LANG MICKENER LAWRENCE & SHAW                 ----------------------------------
1600-1085 West Georgia Street                 Print Name:  Mark Holman
P. O. Box 11117
VANCOUVER, B.C. V6E 4N7                       ----------------------------------
Telephone (604) --------                      Print Name.


OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1996, c. 124, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of Land Title Act as they pertain to the execution of this instrument.

* If space insufficient, enter "SEE SCHEDULE" and attach Schedule in Form E. ** If space insufficient, continue executions ion additional page(s) in Form D.

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 3
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ENTER THE REQUIRED  INFORMATION IN THE SAME ORDER AS THE INFORMATION MUST APPEAR
ON THE FREEHOLD TRANSFER FORM, MORTGAGE FORM OR GENERAL DOCUMENT FORM.

2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:*




     (PID)                    (LEGAL DESCRIPTION)

                                  City of Vancouver

     O24~48O~321              Strata Lot 359, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-339              Strata Lot 360, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-447              Strata Lot 361, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-355              Strata Lot 362, District Lot 54!, Group 1, NWD, Strata Plan LMS1866

     024-480-363              Strata Lot 363, District Lot 541, Group 1. NWD, Strata Plan LMS1866

     024-480-371              Strata Lot 364, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-380              Strata Lot 365, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-398              Strata Lot 366, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-401              Strata Lot 367, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-410              Strata Lot 368, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-428              Strata Lot 369, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-436              Strata Lot 370, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-444              Strata Lot 371, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-452              Strata Lot 372, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-461              Strata Lot 373, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-479              Strata Lot 374, District Lot 541, Group 1. NWD. Strata Plan LMS1866

     024-480-487              Strata Lot 375, District Lot 541, Group 1, NWD. Strata Plan LMS1866

     024-480-495              Strata Lot 376, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-509              Strata Lot 377, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-517              Strata Lot 378, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-525              Strata Lot 379, District Lot 541, Group 1, NWD, Strata Plan LMS1866

     024-480-533              Strata Lot 380, District Lot 541, Group 1, NWD, Strata Plan LMS1866


LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 4
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ENTER THE REQUIRED  INFORMATION IN THE SAME ORDER AS THE INFORMATION MUST APPEAR
ON THE FREEHOLD TRANSFER FORM, MORTGAGE FORM OR GENERAL DOCUMENT FORM.

2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:*





     O24-480-541              Strata Lot 381, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-480-550              Strata Lot 382, District Lot 541, Group 1. NWD, Strata Plan LMS 1866

     024-480-568              Strata Lot 383, District Lot 541, Group I, NWD, Strata Plan LMS 1866

     024-480-576              Strata Lot 384, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-430-584              Strata Lot 385, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-430-592              Strata Lot 386, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-480-614              Strata Lot 387, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-480-622              Strata Lot 388, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-480-631              Strata Lot 389, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

     024-480-649              Strata Lot 390, District Lot 541, Group 1, NWD, Strata Plan LMS 1866

10.  ADDITIONAL OR MODIFIED TERMS:*

     PREPAYMENT
     The Mortgagor, when not in default, will be entitled to prepay this Mortgage, in whole or in part, upon 30 days written notice to the Mortgagee and upon payment to the Mortgagee of a prepayment penalty of three months' interest on the principal amount prepaid.


                                 END OF DOCUMENT